                                                                    EXHIBIT 24.1


                               MOVIE GALLERY, INC.
                                POWER OF ATTORNEY

                                 JULY 26, 2005


         We, the undersigned directors and officers of Movie Gallery, Inc. do hereby constitute and appoint S. Page Todd and Ivy M. Jernigan, and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our name, place and stead, in any and all capacities, to sign any and all amendments including post effective amendments to the Registration Statement with respect to registration of the 11% Senior Notes due 2012 of Movie Gallery, Inc., including any registration statement filed pursuant to Rule 462(b) under the Securities Act and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                     TITLE                        DATE
         /s/ Joe T. Malugen                           Chairman of the Board,          July 26, 2005
------------------------------------                 President and Chief Executive
             Joe T. Malugen                          Officer (Principal Executive
                                                     Officer)

         /s/ Timothy R. Price                        Executive Vice President and    July 26, 2005
------------------------------------                 Chief Financial Officer
          Timothy R. Price                           (Principal Financial Officer
                                                     and Principal Accounting
                                                     Officer)

         /s/ H. Harrison Parrish                     Director                        July 26, 2005
------------------------------------


         /s/ William B. Snow                         Director                        July 26, 2005
------------------------------------
           William B. Snow

         /s/ John J. Jump                            Director                        July 26, 2005
------------------------------------
            John J. Jump

         /s/ James C. Lockwood                       Director                        July 26, 2005
------------------------------------
          James C. Lockwood